UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2009

Date of reporting period: November 30, 2008

Item 1. Reports to Stockholders.

Semi-Annual Report

Marketfield Fund

(Symbol: MFLDX)

November 30, 2008

Investment Adviser

Marketfield Asset Management, LLC

292 Madison Ave.

14th Floor

New York, NY 10017

www.marketfield.com

The Metamorphosis

We use this particular title in reference to the great changes that have characterized the past year and to the classic exposition of ancient mythology attributed to Ovid. Kafka’s similarly named work might provide a reasonably apt metaphor, but we will leave this to the reader’s imagination. The mythological reference seemed appropriate, as bear markets have a tendency to reveal the fanciful nature of widely accepted beliefs that underpinned the preceding bull market. This most recent sequence is no exception.

The circumstances leading to the events of 2008 are, by now, quite familiar to most investors. The Federal Reserve Board began the sequence with overly tight monetary conditions just at the time that the technology and growth stock mania of the late 20th century was exhausting itself. The subsequent downturn surprised policy makers, who responded with a 180 degree shift in policy to a point of extreme and inappropriate ease.

Short term interest rates of around 1% underpinned an extraordinarily steep yield curve, allowing leveraged speculation to emerge as the new national pastime. The objects of that leverage were many and far flung, with the main ones being real estate and genetically altered securities of all sorts. These asset categories lent themselves to the easiest, quickest and most extensive application of leverage. After about three years of hypertrophic demand, supply responses across nearly every asset type, from luxury hotels and golf communities to modern art and credit derivatives were sufficient to slow and then reverse prices. Thus began the journey down asset deflation lane, now entering year three.

The sheer intensity of turbulence in the capital markets and parts of the real economy makes it difficult to keep events within any sort of stable perspective. Without that ability, it is nearly impossible to avoid responding to every new data surprise and market shock. These short term responses are a recipe for disastrous investment results.

If we step back from the immediate news flow, it is possible to characterize the events of the past few years in a more general and less volatile context. In many ways, the disturbances in the global economy over the past five years are similar in form to what occurred in the early to mid 1970s. At that time the economy (particularly in the U.S.) operated under the implicit assumption that cheap, abundant oil was a permanent input feature. The first oil shock in 1973 undermined every enterprise that had been built around the cheap oil hypothesis and set off a long period of substandard global growth. It might be argued that the secular decline of U.S. manufacturing, especially the automobile industry, was set in motion after one of their core strategic assumptions (perpetually cheap energy) was proven wrong. Thirty five years later, they continue to drag an outdated business model right to the verge of bankruptcy court.

The core input assumption that has been undermined in this cycle is not unlimited access to inexpensive energy, but abundant and under priced credit. The plethora of liquid savings (particularly in Asia) combined with the Fed’s extreme suppression of short term interest rates in the early years of this decade created compelling incentives to structure business models that would take advantage of access to leverage on extraordinarily favorable terms. The entire financial infrastructure that is now unraveling had, at the core of its assumptions, an implicit dependence in unlimited access to cheap credit. The level of belief became so outrageous as to provoke seeming serious public discussions about a leveraged buyout of General Electric. This would have involved hundreds of billions of borrowed dollars concentrated in one deal. And yet few commentators were willing to dismiss the ideal out of hand. The old saying that there is not a bell that rings at market tops is true. There is not a bell, there are hundreds.

We are in the process of passing from an environment of bargain priced credit to one in which lenders are going to be adequately compensated for the apparent risks that they are willing to assume. The fact that few are currently willing to assume any risk is another aspect of the story. Returns that have been produced at the expense of overly credulous and under compensated lenders will no longer be available. Wall Street will undergo changes more dramatic than those that occurred after fixed commissions were abolished. Credit dependency has become a structural weakness that will hinder the results of many large financial institutions for years to come.

The Mythology

Every great excess has been built around a mythological core that seems to justify extraordinary valuations and behaviors. A good deal of it originates and is propagated within academic circles, where a veneer of intellectual respectability is applied. This past cycle has been no different.

Chief among the deceptions was the designation of statistical variability of returns as an adequate measure of investment risk. We and others have written for years about the inherent flaws of this approach, which fails to take into account the unique circumstances attending every new cycle of excess. Histories of price fluctuations, credit performance and market correlations provide insight into the past, but are of little use in understanding the present, and even less so as concerns the future.

Complex statistical analysis has arisen as a popular tool as a consequence of the widespread availability of computing power and ever more detailed records of market minutia. None of what passes for risk management now would have been possible in the days of paper tickers or blackboard quotations, and yet good investors were perfectly capable of limiting their exposures to potentially disastrous outcomes even in those primitive days.

The confusion of volatility with risk of loss gave rise to an extensive array of new marketing and investment approaches that have characterized this cycle and its demise. Managers found that by presenting the illusion of higher returns without higher risk, they were able to attract untold sums in short order. The return sans risk illusion was accomplished in one basic fashion. In essence, it involved the creation of an insurance- like return stream, where small flows of premium were constantly received, against the small probability of an insurable event (the financial equivalent of a hurricane or earthquake) that would warrant the payout of a large part of the accumulated premiums. Real insurance companies do this all the time as a legitimate and important business. The problems with the modern investment version were twofold. The practitioners never suggested the possibility of the unusual but highly expensive event of loss, nor did they reserve against it. All of the premiums they received were booked as profit.

Most “stable return” or “low volatility” investment strategies while not explicitly run on the insurance company model, shared the same essential risk and return characteristics. The most straightforward comparison exists with option writing strategies, which involve the receipt of premium against the chance of an unusual market displacement that would require a large payout on the part of the option writer. The key to the marketing appeal of such strategies lies in the fact that if the insurable event is rare enough (a hundred year flood) it will appear to uninformed investors that the strategy offers nothing but steady, excess return. Because all propositions that promise to pay against the occurrence of an unusual event are, by definition, usually receiving a stream of premium payment, it is very easy to show large interval of time, often many years, during which a pure statistical analysis based on historical data will show no risk of loss. This, in essence was the marketing mechanism behind a great proportion of the strategies that rose to prominence during the first two thirds of this decade. 2008 was the insurable event that was never supposed to occur. In fact, the financial markets’ volatility during October was, according to statistical analyses of historical precedent, so improbable that the known universe has not been in existence long enough for there to be a meaningful chance of occurrence. So much for modern risk management.

The direct sale of option premium is the simplest investment analog to the payoff structure of an insurance business, but there are many other important strategies that share similar return and risk characteristics. The general principal behind each of these is the acceptance of a steady, incremental return premium against the presumably small chance of some disruptive event. Over the past several years, much of the incremental growth of the hedge fund business was based on the illusion of excess return without additional risk that can be created by these types of strategies.

Insurance like structures with the potential to create nearly unlimited loss in the event of unusual market displacements were spread around the globe like a mutant influenza virus. Structured products with these characteristics were sold as currency hedges to foreign corporations, interest rate hedges to municipalities, fixed income and equity substitutes to clients of private banks and commodity hedges to producers, consumers and speculators. In each case, history provided a comforting picture of stability and normalcy.

The financial market effects were equally illusory. The widespread sales of credit insurance (CDS) and other insurance like products drove down premiums across all markets. Currency, interest rate, credit and equity volatility reached historic lows during 2007. The compression of spreads and volatility was taken as a sign that risks across all financial markets were actually diminishing as risk management techniques became ever more sophisticated. The Fed joined the intellectual bandwagon with carefully telegraphed, perfectly regular policy moves, in the mistaken belief that markets would become more predictable if monetary policy appeared to be.

The entire enterprise ignored the primary rule of risk management i.e., the more people engaged in an investment activity, the more likely that a small disturbance in results will be amplified by a coordinated rush for the exits. In other words, popularity is the precursor of calamity.

Another broad array of myths arose around the principle of diversification. This valuable portfolio concept became confused with and eventually defined by various measures of statistical correlation. This simply proved to be another of the fallacies underlying modern, quantitative financial techniques, where series of numbers are manipulated toward conclusions without a basic understanding of the processes that have generated them. Finance is not physics. Assets and strategies that were assumed to be unrelated because they had been in past cycles now proved highly correlated as a result of common ownership, financing sources or inclusion in broad indices or widely held portfolio structures. These new sources of correlation did not generally exist in prior cycles and hence the statistical evidence of history pointed toward none of the recent dangers. The efficient frontier proved to be a long, deep precipice.

Underlying the entire investment Pantheon was an enormous, global financing mechanism that presumed normalcy across all asset categories at all times. Almost no margin for error was allowed. The combination of widespread portfolio structures that were meant to take advantage of low volatility and normal relationships within and across all markets combined with the widespread use of leverage rates well in excess of 90% provided a perfect mix for the transmission of acute distress across the entire landscape of global finance. In essence, the fourth quarter of 2008 provided a textbook example of an old fashioned panic and crash. The unique aspect of this one was the speed of propagation across nearly every asset class and every corner of the global financial system.

The scope of the dislocations unfolding in the past year is such that it almost demands some broad, abstract characterization in order to begin any analysis or possible response. This is what seemed most lacking in governmental efforts to cushion the effects. Initial responses were episodic and without any thematic cohesion or understanding of the fundamental, as opposed to local, causes. This lack of broad perspective also accounts for the dismal investment performance of many renowned value managers. Because their skills generally consisted in a thorough understanding of the values inherent in the assets and operations of individual companies, the abrupt change in macroeconomic conditions, which altered the metrics of all security valuations, was overlooked or dismissed. Because most value approaches assume a gradual reversion to normalcy, dramatic shifts in the nature of normalcy have the ability to invalidate historic standards of value. Bottom up expertise is fine unless the top down forces are overwhelming.

In the aftermath of Lehman’s failure, world markets underwent a colossal, synchronous margin call. A good amount of the call was unmet by additional provision of capital, and so there were widespread sell-outs into markets that had ceased to function with any semblance of normal liquidity. The price declines were breathtaking. There was little performance differentiation among large cap equities, corporate bonds, commodities, emerging market securities, credit default swaps or other over-the-counter (OTC) derivative markets. Where markets completely froze, the rush for liquidity simply intensified in those that were still functioning.

At the heart of the issue was the matter of funding. Financial assets that were carried on credit were forced onto markets when the funding was withdrawn. This created a spiral of lower valuations, diminished bank capital and further contraction of credit. In some ways, this was a financial analogue to the inventory cycles that shaped the economy in the past. In those cases, producers would accumulate large stocks of raw materials or intermediate goods when it appeared that good times would go on forever. The Federal Reserve would tighten credit and most of the funding for inventories, which were largely carried with short term bank loans, would evaporate. Companies would be forced to liquidate into the void of a credit starved marketplace. Prices would collapse and real commercial distress would ensue.

In the current cycle, inventory excesses and inflation were generally concentrated in financial assets and property. Banks balance sheets exploded with excessive securities’ financing rather than commercial and industrial lending. The Fed’s own balance sheet, which represents the primary source of funding for the financial system, failed to keep pace. Market participants were forced to rely on private, short term financing for a record stock of exotic, illiquid and recently conceived securities. As the adjacent chart shows, the Fed’s provision of liquidity through its balance sheet activities showed no meaningful expansion until crisis had reached full force. Even after the Bear Stearns failure, the expansion of Fed lending in response to that crisis was rapidly allowed to dissipate, leading to the re-emergence of the same acute funding issues in the weeks before the Lehman debacle.

US Factors Supplying Reserve Funds Reserve Bank Credit (FARBCRED Index)

•	Source: Bloomberg 1/21/09 Federal Reserve Statistical Release H4 and H8 reports.
•	The top line & left side scale on the top chart represents US Commercial Total Banks Assets in billions of US dollars.
•	The bottom line & right side scale on the top chart represents Federal Reserve Bank balance sheet in millions of US dollars.
•

The right side scale on the bottom chart represents the ratio of the Federal Reserve Bank balance sheet to Commercial Bank Assets (x1000). For example, a reading of 100 means that the FRB balance sheet is 10% of the size of the Commercial Banking Sector’s Balance Sheet.

Following the October crash, the Fed threw caution to the wind as far as its own balance sheet was concerned. The historic expansion of their funding activities is well documented, and from our perspective, crucial in setting the stage for more normal markets.

Both the Fed and the U.S. Treasury were slow to recognize the essential nature of this particular crisis. In fact, the latter may still be at a loss if their continuing erratic and piecemeal approaches are any indication. The practical failure of the first Troubled Asset Relief Program (TARP) initiative could have been avoided if emphasis was placed on stopping the spiral of forced liquidation rather than removing certain “bad” assets from the banking system. Simply by funding those assets within the institutions where they resided would have preempted any need to continue selling into non-existent markets. By providing term funding within any institution that requested it, the entire issue of valuation and moral hazard could have been avoided. The troubled institutions would not have been rid of their mistakes, but would have had the leeway to hold them apart for some number of years and absorb the losses in an orderly fashion. This would have prevented the wholesale dumping of good assets and the consequent impairment of institutions that had not been playing in traffic. The collapse in high grade corporate bond prices (since reversed) that briefly threatened the solvency of the entire insurance industry might have been avoided.

The ongoing conceptual failures at Treasury have not extended to the Federal Reserve. Their willingness to provide funding support across a wide expanse of capital markets has reversed many of the pressures in the more fundamental elements of credit. Recall that it has been less than three months since a wholesale run on money market funds seemed to be unfolding, with the attendant failure of the commercial paper market. Since the Fed began its funding efforts in earnest, high grade commercial paper (CP) (which they have purchased directly) has fallen to historic low yields, while second tier paper, which continued under pressure throughout 2008, has lately seen yields cut nearly in half.

Other signs of restoration within the credit and money markets abound. Libor (London InterBank Offered Rate) and swap spreads have retreated to near normal levels. Nominal short term rates of all sorts are at or near historic lows. High grade corporate bonds have rallied strongly, and issuance among investment grade companies is beginning to run at a record pace. Credit, while being rationed by a crippled banking system, is available through the capital markets for high quality borrowers. Borrowing for speculative investment activities, including Leveraged Buy Outs (LBOs), activist hedge fund forays and credit dependent relative value or arbitrage strategies is nearly impossible. Similar distinctions exist in mortgage markets.

Large, high valuation commercial projects cannot be financed or refinanced under acceptable terms. The equity value in most large commercial property ventures that have financing based upon either a rise in rental rates or an appreciation of the property has probably vanished. Jumbo mortgages are difficult to obtain for all but the most creditworthy, and even they are paying well above conforming levels. The direct support of the conforming mortgage markets by the Fed is bringing nominal rates down to levels where large increases in refinancing activity have begun. Rates are now at levels where we expect to see a significant pick up in housing activity within the conforming price limits at or near current price levels. Prices and activity at the luxury end have much farther to fall.

2009

The turmoil in capital markets that characterized 2008 is rapidly emerging in the global economy. There, the economic mythology that suggested the invulnerability of developing market economies to financial and asset price disruptions in the U.S., Europe and Japan has suffered the intrusion of reality. Global demand, trade and investment have collapsed. Commodity prices have followed, thus undermining the main economic drivers of emerging market economies. Adding fuel to the fire is a gradual realization that many of the speculative underpinnings of credit mania in developed world financial and property markets were transmitted and perfectly replicated in developing markets. A good deal of their apparent prosperity seems to have derived from hedge funds, proprietary trading, currency speculation and luxury property development. Some of these activities were legitimate adjunct to local development, but many are turning out to be no more than secondary extensions of the excesses in the developed nations. They have proven about as uncorrelated as Nasdaq and NYSE stocks.

The founts of speculative wealth that shaped the last cycle and much of contemporary culture have run dry. All followed the general form of utilizing unlimited, cheap credit to create and amplify investment returns. The business models behind the large, integrated investment and commercial banks have failed. Like the railroads of the late 19th century or the automobile manufacturers that proliferated during the 1920s, most of these institutions will cease to exist in anything near their present forms, and will spend years in the repair shed. The same fate awaits much of the “alternative” investment universe, where thousands of private management firms will disappear.

In the wake of these changes at the core of our financial system, there will be a long period in which the relative fortunes of various business and professional sectors will realign. The oft heard complaint about “income inequality” will gradually lose its rhetorical cache, as it becomes clear in hindsight that the late lamented inflation of capital assets was the primary driver of the disparities. Owners of capital assets and those who move them around and finance their movement naturally benefit disproportionately during a cycle in which real prices of those assets are dramatically inflated. Now that that cycle has ended and reversed, its negative effects will fall more heavily on owners of capital assets, also known as rich people. The wealth envy that has driven a good deal of harmful political and legislative initiative should begin to lose some potency. At least one can hope.

We have witnessed a deflationary cataclysm within the global balance sheet. Because all of our economic measurement systems concentrate on analysis of national income statements (GDP-Gross Domestic Product), changes in the valuation of existing wealth are largely overlooked. This has confounded policy makers, who do not seem to have a page in their operations manual that deals with generalized price changes across the balance sheet that are not clearly manifest in Consumer Price Index (CPI) reports. The oft heard protests of central bankers, that they are not in business to address what they term “asset bubbles”, seems a basic evasion of their role in regulating the extent of credit expansions regardless of the consequences of those expansions. Credit excess drives all generalized price expansions, whether the object of the excess is consumer goods or capital assets. If a central bank is unwilling to address a situation where credit grows at a far greater rate than the expansion of real output, it hardly has any excuse to exist.

With the collapse of asset prices across a wide section of the economy, we have gone from a funding crisis to one that involves longer term financing and solvency. The Fed’s actions to expand their balance sheet and provide funding support for a large segment of the money and credit markets has reduced the threat of another acute phase of forced liquidation. The tension in the system is no longer concentrated in the interplay between security owners and their margin clerks, but between commercial debtors and creditors. We have entered the workout phase of a gigantic Chapter 11 filing, during which those who owe and those who are owed will have to sit down and work out some settlement that takes into account the new, lower levels of value that have arisen in a world where financing can no longer assume asset appreciation. In some instances, e.g. the automobile industry, the process will be public, political and highly complex. In others, it will be as simple as a commercial mortgage holder taking possession of a property and accepting the operating cash flows in lieu of the previous owner’s mortgage payments. In almost every instance, there will be some loss of nominal value for all parties concerned.

It is in this process that adherence to free market principles by the incoming administration will be crucial. The genius of free markets lies in their freedom to adjust to change in a way that continually clears the slate of harmful rigidities. When demand for a good or service diminishes, the price will fall until demand is restored. Markets that are burdened with oversupply will fall to a clearing level, at which the excess is taken up and normal production can resume. When businesses become less profitable, compensation of employees with those businesses must fall to levels that allow the restoration of profitability. Absent that, the businesses will fail. All aspects of a free market system must be sufficiently elastic so that the inevitable fluctuations can be smoothly adjusted to. The ability of prices to adjust easily is the central requisite for a properly functioning market economy. The difficult fact for many people with a more interventionist bent to accept is that there is no such thing as a “proper” price level that can be divined by some group of assiduous politicians or their well credentialed retainers. The markets let you know when a price has reached a level at which some restorative or restrictive response is forthcoming. Prices can only be characterized by the human responses that they provoke. Two dollars per gallon was always believed to be a high price for gasoline, but in the recent cycle it didn’t seem to stop people from purchasing gigantic, powerful vehicles or driving them as far as always. Four dollars proved the real breaking point, but that was only apparent after the market took prices there.

With the perilous state of finance and global confidence, any policies that inhibit the process of adjustment within capital markets and the real economy will be detrimental to prospects for recovery. To the extent that these policies tend toward those espoused by the left wing of the Democratic Party, there is the potential for a longer, more serious period of depressed activity. We would be particularly alarmed by any moves to raise taxes, limit or alter the terms of international trade or compel unionization among more private sector workers.

To the extent that markets are allowed to adjust to the new environment, recovery in the U.S. housing sector should begin during the next two quarters, as both prices and mortgage rates reach levels that provoke more normal demand and construction. Stabilization in housing activity (not a resumption of price appreciation) will be a precursor of a more general restoration of demand and should provide some valuation metrics and liquidity within mortgage derivative markets. As with other areas of the economy, it is important that government allows house values to find levels at which there is a natural demand. Efforts to artificially maintain previously inflated prices will only postpone real recovery.

Any stabilization and recovery in the real economy depends upon the restoration of normalcy in credit and money markets. The long term impairment of the banking system precludes a major role for bank lending as a counterweight to the economic malaise. Capital markets will be called upon as a primary source of financing. In this context, the restorative trends underway within these markets are heartening. It was not long ago that the morning financial news was headed by the latest Libor fix. At this writing three month dollar Libor has fallen from its October high of 4.80% to an historic low of 1.08%. Similar declines in rates for prime and second grade commercial paper are evident. Mortgage spreads have contracted, and investment grade bond yields are well below their average long term yields, having come down substantially since October. Issuance of investment grade debt is accelerating to record levels in the U.S. and Europe.

Three years ago we explained our concerns about property and mortgage markets by noting that in a heavily indebted economy, seemingly benign changes in interest rates will have disproportionately severe effects on overall activity. At the time, people argued that interest rates, despite having risen substantially from their 2003 lows, were still well within normal ranges. The idea that a 5% federal funds rate could precipitate a secular collapse of residential real estate was regarded as absurd. We are currently holding out a similar but functionally obverse proposition, namely, that the very degree of indebtedness within our economy makes it extremely responsive to the palliative effects of lower interest rates. As credit markets continue to heal, the benefits of lower rates will be transmitted through an expanding section of borrowers. Already, the automatic resets of corporate loans in relation to Libor is reducing rates for a large number of borrowers, as is the boom in mortgage refinancing with 30 year rates below 5%. As the effects of the Fed’s actions continue to expand from their initial orbit, increasing rewards for some greater degree of risk assumption should be at hand.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of Marketfield Asset Management and are subject to changes are not guaranteed and should not be considered recommendations to buy or sell a security.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested, however a mutual fund investor’s risk is limited to the amount invested in a fund. The

Fund may also use options and future contracts, which may have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The New York Stock Exchange (NYSE) is the largest stock exchange in the U.S., located on Wall Street in New York City. You cannot invest directly in an index.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments section of this report.

The Marketfield Fund is distributed by Quasar Distributors, LLC (1/09)

MARKETFIELD FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/08 – 11/30/08).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees and dividends on short positions. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Marketfield Fund
	Beginning Account Value 6/1/08	Ending Account Value 11/30/08	Expenses Paid During Period 6/1/08 – 11/30/08*
Actual**	$1,000.00	$837.40	$10.13

Hypothetical (5% return before expenses)***	$1,000.00	$1,014.04	$11.11
*	Expenses are equal to the Fund’s annualized expense ratio of 1.94%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends on short positions, your actual cost of investing in the Fund would be $8.94.
***	Excluding dividends on short positions, your hypothetical cost of investing in the Fund would be $9.80.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation and income. The Fund seeks to achieve its investment objective by investing primarily in common and preferred stocks and other equity instruments, bonds and other fixed income securities, and other investment companies, including exchange-traded funds (“ETFs”) and money market funds in proportions consistent with the Adviser’s evaluation of their expected risks and returns. In making these allocations the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macro level, anticipated inflation and interest rates, consumer risk and the status of the market as a whole. The Fund’s assets may be allocated between equity securities and fixed-income securities at the discretion of the Adviser. The Fund’s allocation of portfolio assets as of November 30, 2008 is shown below.

Total Returns as of November 30, 2008

	Marketfield Fund	S&P 500 Index
Six Months	(16.26)%	(35.20)%

One Year	(11.41)%	(38.09)%

Average Annual Since Inception (7/31/07)	(7.52)%	(28.89)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-236-4298. The Fund imposes a 1.00% redemption fee on shares held less than sixty days. Performance quoted reflects the redemption fee. If redemption fee were not reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

MARKETFIELD FUND

Investment Highlights (Continued)

(Unaudited)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Portfolio allocations are subject to change.

*	Inception Date

MARKETFIELD FUND

Schedule of Investments

November 30, 2008 (Unaudited)

	Shares	Value
COMMON STOCKS 69.15%

Aerospace & Defense 1.01%
United Technologies Corp.	7,000	$339,710

Air Freight & Logistics 3.36%
United Parcel Service, Inc.	19,600	1,128,960

Airlines 3.37%
Continental Airlines, Inc.(a)	30,000	440,400
JetBlue Airways Corp.(a)	76,900	402,956
U S Airways Group, Inc.(a)	48,800	290,848

		1,134,204

Auto Components 1.20%
Exide Technologies(a)	90,000	405,000

Biotechnology 2.10%
Amgen, Inc.(a)	12,700	705,358

Capital Markets 2.23%
Knight Capital Group, Inc. Class A(a)	45,300	749,715

Commercial Banks 2.07%
Allied Irish Banks PLC	500	3,405
Wells Fargo & Co.	24,000	693,360

		696,765

Communications Equipment 2.82%
Cisco Systems, Inc.(a)	25,000	413,500
Juniper Networks, Inc.(a)	15,000	260,700
QUALCOMM, Inc.	8,200	275,274

		949,474

Computers & Peripherals 1.09%
International Business Machines Corp.	4,500	367,200

Construction & Engineering 0.66%
Fluor Corp.	4,800	218,592

Diversified Financial Services 0.17%
Shariah Capital Inc.(a)	25,000	58,750

Diversified Telecommunication Services 2.88%
AT&T, Inc.	18,500	528,360
Verizon Communications, Inc.	13,500	440,775

		969,135

Electric Utilities 1.32%
Consolidated Edison, Inc.	11,000	444,290

Energy Equipment & Services 1.40%
ENSCO International, Inc.	14,500	469,945

Food & Staples Retailing 4.16%
Costco Wholesale Corp.	10,000	514,700
Wal-Mart de Mexico SAB de CV(a)	196,000	533,120
Wal-Mart Stores, Inc.	6,300	352,044

		1,399,864

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

November 30, 2008 (Unaudited)

	Shares	Value
Food Products 0.16%
The JM Smucker Co.	1,186	$53,809

Health Care Equipment & Supplies 2.19%
Baxter International, Inc.	13,900	735,310

Hotels, Restaurants & Leisure 1.49%
McDonald’s Corp.	8,500	499,375

Household Durables 0.99%
Pulte Homes, Inc.	31,400	334,410

Household Products 2.35%
Procter & Gamble Co.	12,299	791,440

Industrial Conglomerates 1.39%
3M Co.	7,000	468,510

Machinery 1.24%
Deere & Co.	12,000	417,720

Metals & Mining 8.72%
Barrick Gold Corp.	37,700	1,110,642
Newmont Mining Corp.	31,500	1,059,975
Rio Tinto PLC — ADR	4,000	400,000
Taseko Mines Ltd.(a)	480,000	362,400

		2,933,017

Multiline Retail 2.88%
Family Dollar Stores, Inc.	34,900	969,522

Multi-Utilities 0.98%
Duke Energy Corp.	21,200	329,872

Oil, Gas & Consumable Fuels 5.61%
Exxon Mobil Corp.	6,200	496,930
Hugoton Royalty Trust	21,900	443,256
Occidental Petroleum Corp.	8,100	438,534
XTO Energy, Inc.	13,300	508,592

		1,887,312

Pharmaceuticals 1.02%
Eli Lilly & Co.	10,000	341,500

Real Estate Management & Development 0.77%
The St Joe Co.(a)	9,800	258,818

Road & Rail 4.59%
Landstar System, Inc.	17,600	565,664
Old Dominion Freight Line(a)	20,000	476,000
Union Pacific Corp.	10,000	500,400

		1,542,064

Specialty Retail 1.33%
Lowe’s Cos, Inc.	21,600	446,256

Thrifts & Mortgage Finance 1.82%
Washington Federal, Inc.	36,200	611,418

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

November 30, 2008 (Unaudited)

	Shares	Value
Trading Companies & Distributors 1.78%
W.W. Grainger, Inc.	8,500	$599,845

TOTAL COMMON STOCKS (Cost $22,828,623)		23,257,160

EXCHANGE-TRADED FUNDS 9.29%
Ishares Silver Trust(a)	50,000	511,500
ProShares UltraShort Lehman 20+ Year Treasury	5,000	242,000
Retail HOLDRs Trust(a)	17,400	1,266,024
SPDR Gold Trust(a)	11,500	922,185
UltraShort Real Estate ProShares	1,500	182,805

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,125,922)		3,124,514

	Principal Amount	Value
CORPORATE BONDS 0.32%
Kimball Hill, Inc. 10.500%, 12/15/2012	$4,286,000	107,150

TOTAL CORPORATE BONDS (Cost $128,580)		107,150

SHORT TERM INVESTMENTS 15.10%
AIM STIT Treasury Portfolio 0.430%(b)	5,079,680	5,079,680

TOTAL SHORT TERM INVESTMENTS (Cost $5,079,680)		5,079,680

Total Investments (Cost $31,162,805) 93.86%		31,568,504
Other Assets in Excess of Liabilities 6.14%		2,064,156

TOTAL NET ASSETS 100.00%		$33,632,660

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing
(b)	Variable rate security; the rate shown represents the rate as of November 30, 2008.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

November 30, 2008 (Unaudited)

	Shares	Value
Allianz AG — ADR	27,000	$222,480
Banco Santander Central Hispano SA — ADR	12,600	105,462
Barclays PLC — ADR	24,100	271,125
BlackRock, Inc.	4,500	565,695
Citigroup, Inc.	17,000	140,930
Credit Suisse Group — ADR	9,000	266,490
Deutsche Bank AG	5,000	178,300
iShares MSCI Germany Index Fund(1)	52,000	862,160
Market Vector Russia ETF Trust(1)	5,000	72,800

TOTAL SECURITIES SOLD SHORT (Proceeds $2,832,910)		$2,685,442

(1)	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets and Liabilities

November 30, 2008 (Unaudited)
Assets
Investments, at value (cost $31,162,805)	$31,568,504
Foreign Currencies (cost $13,827)	10,706
Cash	1,670
Dividends and interest receivable	69,237
Deposit for short sales	5,587,359
Receivable for Fund Shares issued	7,000
Receivable for investments sold	74,511
Other assets	13,974

Total Assets	37,332,961

Liabilities
Payable for investments purchased	946,871
Securities sold short, at market value (proceeds $2,832,910)	2,685,442
Payable to Affiliates	11,474
Payable to Adviser	34,542
Accrued expenses and other liabilities	21,972

Total Liabilities	3,700,301

Net Assets	$33,632,660

Net Assets Consist Of:
Paid-in capital	$35,465,776
Accumulated net investment loss	(28,919)
Undistributed net realized loss	(2,354,245)
Net unrealized appreciation (depreciation) on:
Investments	405,699
Foreign currency translation	(3,119)
Short transactions	147,468

Net Assets	$33,632,660

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,732,993

Net asset value and offering price per share	$9.01

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Six Months Ended November 30, 2008 (Unaudited)
Investment Income
Interest income	$13,166
Dividend income(1)	154,559

Total Investment Income	167,725

Expenses
Advisory fees	122,485
Dividends on short positions	22,924
Administration fees	15,386
Fund accounting fees	13,321
Audit and tax fees	13,319
Transfer agent fees and expenses	12,014
Custody fees	11,945
Federal and state registration fees	8,100
Interest expense	6,977
Chief Compliance Officer fees and expenses	4,079
Reports to shareholders	3,844
Legal fees	3,239
Trustees’ fees and related expenses	946
Other expenses	1,075

Total Expenses	239,654
Less waivers and reimbursement by Adviser	(39,771)

Net Expenses	199,883

Net Investment Loss	(32,158)

Realized And Unrealized Gain (loss) on Investments
Net realized gain (loss) from:
Investments	(5,078,701)
Securities sold short	2,731,945
Foreign currency translation	40
Purchased options	3,736
Change in net unrealized appreciation/depreciation on:
Investments	64,668
Foreign currency translation	(3,443)
Securities sold short	75,110

Net Realized And Unrealized Loss on Investments	(2,206,645)

Net Decrease In Net Assets From Operations	$(2,238,803)

(1)	Net of $1,273 in withholding tax.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Six Months Ended November 30, 2008 (Unaudited)	Period Ended May 31, 2008(1)
From Operations
Net investment loss	$(32,158)	$(59,317)
Net realized gain (loss) from:
Investments	(5,078,701)	(192,378)
Short transactions	2,731,945	173,345
Foreign currency translation	40	4
Purchased options	3,736	56,270
Written options	—	14,050
Change in net unrealized appreciation (depreciation) on:
Investments	64,668	341,031
Foreign currency translation	(3,443)	324
Short transactions	75,110	72,358

Net increase (decrease) in net assets from operations	(2,238,803)	405,687

From Capital Share Transactions
Proceeds from shares sold	25,351,066	11,278,071
Payments for shares redeemed*	(1,163,296)	(65)

Net increase in net assets from capital share transactions	24,187,770	11,278,006

Total Increase in Net Assets	21,948,967	11,683,693

Net Assets:
Beginning of period	11,683,693	—

End of period	$33,632,660	$11,683,693

Accumulated Undistributed Net Investment Income (Loss)	$(28,918)	$3,239

*Net of redemption fees of:	$4,164	$—

(1)	The Fund commenced operations on July 31, 2007.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended November 30, 2008	Period Ended May 31, 2008(1)
Net Asset Value, Beginning of Period	$10.76	$10.00

Income (loss) from investment operations:
Net investment income	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.74)	0.81

Total from Investment Operations	(1.75)	0.76

Net Asset Value, End of Period	$9.01	$10.76

Total Return(2)	(16.26)%	7.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$33,633	$11,684

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)(4)	2.74%	5.98%
After waiver and expense reimbursement(3)(4)	2.29%	2.97%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(3)(5)	(0.82)%	(4.33)%
After waiver and expense reimbursement(3)(5)	(0.37)%	(1.32)%

Portfolio turnover rate(2)	118.19%	123.43%

(1)	Fund commenced operations on July 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized.
(4)

The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 2.40% and 1.94% for the period ended November 30, 2008 and 5.01% and 2.00% for the period ended May 31, 2008 respectively.

(5)	The net investment income (loss) ratios included dividends on short positions.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

November 30, 2008 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on July 31, 2007. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Marketfield Asset Management, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith in accordance with procedures adopted by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price or NOCP may not reflect its actual market value at the time of the U.S. market close. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

(b)	Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer

MARKETFIELD FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the quoted bid price. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

(e)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains.

MARKETFIELD FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the period ended November 30, 2008 the Fund retained $4,164 of redemption fees.

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(j)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(k)	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2008. At May 31, 2008, the tax year 2007 remains open to examination in the Fund’s major tax jurisdictions.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund adopted FAS 157. The Fund has performed an analysis of all existing

MARKETFIELD FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

investments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have a material effect on the Funds’ net asset values.

FAS 157 — Summary of Fair Value Exposure at November 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund’s investments carried at fair value:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities	$31,568,504	107,150	—	$31,675,654
Other Financial Instruments*	$147,468	—	—	$147,468

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, options, and securities held short which are valued at the unrealized appreciation/depreciation on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(3)	Federal Tax Matters

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$11,126,089

Gross tax unrealized appreciation	$947,419
Gross tax unrealized depreciation	(554,550)

Net tax unrealized depreciation	$392,869

Undistributed ordinary income	$5,949
Undistributed long-term capital gain	3,630

Total distributable earnings	$9,579

Other accumulated gains	$3,239

Total accumulated gains	$405,687

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales.

MARKETFIELD FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income (Loss)	62,556
Accumulated Net Realized Gain (Loss)	(62,556)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.40% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed (a) 2.00% through November 6, 2008; and (b) 1.75% on and after November 7, 2008 (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the period ended November 30, 2008, expenses of $39,771 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2011	$135,162
2012	$ 39,771

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended November 30, 2008
Shares Sold	2,768,518
Shares Redeemed	(121,277)

Net Increase	2,647,241

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended November 30, 2008, were $40,059,634 and $18,719,214, respectively. There were no purchases or sales of U.S. government securities for the Fund.

MARKETFIELD FUND

Additional Information

(Unaudited)

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-236-4298.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	24	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–Present); Director, Flight Standards & Training (1990–1999).	24	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	24	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President and Treasurer/ Principal Accounting Officer	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Michael McVoy 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Chief Compliance Officer	Indefinite Term; Since August 2008	Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Rachael A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Marketfield Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Marketfield Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-236-4298. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-236-4298, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or

15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 8, 2008.

(b)
(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title) /s/ Joseph Neuberger
Joseph Neuberger, President

Date 2/4/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Neuberger
Joseph Neuberger, President

Date 2/4/09

By (Signature and Title) /s/ John Buckel
John Buckel, Treasurer

Date 2/4/09